UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  December 30, 2008

interCLICK, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-141141	01-0692341
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

257 Park Avenue South Suite 602 New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 722-6260

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

interCLICK, Inc. (the “Company”) entered into a letter agreement with GRQ Consultants, Inc. 401(k) (“GRQ”), dated December 30, 2008, whereby GRQ agreed, upon the payment by the Company of $250,000, to extend the maturity date of that certain 6% Senior Promissory Note, dated September 26, 2008, issued by the Company to GRQ in the principal amount of $650,000 (the “Note”), from December 31, 2008 to June 30, 2009. This $250,000 payment was used to reduce the principal amount of the Note from $650,000 to $400,000.

Item 9.01.                      Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index were filed as exhibits to the Form 8-K.

Exhibit No.	Description
10.1	Letter Agreement, dated December 30, 2008, between interCLICK, Inc. and GRQ Consultants, Inc. 401(k)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 2, 2009

interCLICK, Inc.

By:	/s/ David Garrity
Name: David Garrity
Title: Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
10.1	Letter Agreement, dated December 30, 2008, between interCLICK, Inc. and GRQ Consultants, Inc. 401(k)